UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) March 10, 2023

AGEAGLE AERIAL SYSTEMS INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-36492	88-0422242
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8833 E. 34th Street North
Wichita, Kansas	66226
(Address of Principal Executive Offices)	(Zip Code)

(620) 325-6363

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

As previously reported on a Current Report on Form 8-K filed on June 30, 2022, AgEagle Aerial Systems Inc.(the “Company”) entered into a Securities Purchase Agreement, dated June 26, 2022,  (the “Agreement”) with an institutional investor (the “Investor”) which is an existing shareholder of the Company.  The Company issued and sold to the Investor 10,000 shares of the Company’s Series F 5% Convertible Preferred Stock, at the Stated Value of $1,000 per share (the “Series F Convertible Preferred”) and associated common stock warrants under the Agreement. Pursuant to the terms of the Agreement, pending shareholder approval which was obtained at the Company’s Special Meeting held on February 3, 2023, the Investor has the right until August 3, 2024 (18 months after shareholder approval), in its sole discretion, to purchase up to a total aggregate additional stated value of Series F Convertible Preferred equal to $25,000,000, at a purchase price equal to the volume-weighted average pricings (“VWAPs”) of the Company’s common stock for three trading days prior to the date the Investor gives notice to the Company that it will exercise the option (the “Investor Notice”).

On March 9, 2023, the Company received an Investor Notice to purchase an additional 3,000 shares of Series F Convertible Preferred (the “Additional Series F Preferred”) convertible into 2,381 shares of the Company’s common stock at a conversion price of $0.42 per share and associated common stock warrant to purchase up to 7,143,715 shares of Common Stock at the exercise price of $0.42 per share warrant (the “Additional Warrant”) for an aggregate purchase price of $3,000,000. The Additional Warrant is exercisable upon issuance and has a three-year term. On March 10, 2023, the Company issued and sold the Additional Series F Preferred and the Additional Warrant.

The Additional Series F Preferred and the Additional Warrant were issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder.  Neither the Additional Series F Preferred nor the Additional Warrant has been registered under the Securities Act, or applicable state securities laws, and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements. The Company is obligated to file a registration statement on Form S-3 (or Form S-1, if the Company is not eligible to use a Form S-3) to register the shares underlying the Additional Series F Preferred and the Additional Warrant no later than ten days after filing the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

A copy of the Additional Warrant is attached hereto as Exhibit 4.1 and is incorporated by reference. The foregoing summary of the terms of the Additional Warrant is subject to, and qualified in its entirety by, such document.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Common Stock Purchase Warrant, dated March 10, 2023

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 14, 2023

AGEAGLE AERIAL SYSTEMS INC.

By:	/s/ Nicole Fernandez-McGovern
Name:	Nicole Fernandez-McGovern
Title:	Chief Financial Officer

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